Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2018
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure
Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	As of
(in thousands)	December 31, 2018	December 31, 2017
Accounts payable	$4,948	$3,907
Accrued operating	1,705	2,580
Accrued administrative	7,323	3,600
Accounts payable and accrued expenses	$13,976	$10,087

Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned, financed leased and chartered-in vessels, such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.